UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2024

CLEARSIGN TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in Charter)

Delaware	001-35521	26-2056298
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employee Identification No.)

8023 E. 63rd Place, Suite 101

Tulsa, Oklahoma 74133

(Address of Principal Executive Offices)

(918) 236-6461

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 7, 2024, ClearSign Technologies Corporation (the “Company”) issued a press release announcing preliminary and unaudited financial information for the fourth quarter and fiscal year ended December 31, 2023. The selected preliminary financial information are preliminary, unaudited, and are subject to change upon completion of the Company’s financial statement closing procedures. Accordingly, undue reliance should not be placed on these preliminary estimates.

The preliminary financial data has been prepared by, and is the responsibility of, the Company’s management. BPM CPA LLP (“BPM”), the Company’s independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, BPM does not express an opinion or any other form of assurance with respect thereto. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided under this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

The information set forth in Item 2.02, including Exhibit 99.1, to this Current Report on Form 8-K is incorporated herein by reference into this Item 7.01.

The information furnished with this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release, dated February 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2024

CLEARSIGN TECHNOLOGIES CORPORATION

By:	/s/ Colin James Deller
Name:	Colin James Deller
Title:	Chief Executive Officer

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